Exhibit 99.1

PRESS RELEASE

MERCANTILE BANCORP ANNOUNCES FILING OF FORM 25 WITH SECURITIES
AND EXCHANGE COMMISSION

Quincy, Illinois – November 28, 2011.  Mercantile Bancorp, Inc. (NYSE Amex-MBR) (the “Company”) filed on November 28, 2011 a Form 25, Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, with the Securities and Exchange Commission.  The Company anticipates that the Form 25 will become effective 10 days following its filing, and that the Common Stock would be removed from listing on NYSE Amex on or about December 8, 2011. Following anticipated delisting from NYSE Amex, the Common Stock will not be quoted on any stock exchange, and there cannot be any assurance that the shares will be quoted on any over-the-counter market.

On or after the effective date of delisting, the Company intends to file a Form 15 with the SEC to voluntarily effect the deregistration of its common stock.  The Company is eligible to deregister by filing Form 15 because it has fewer than 300 holders of record of its common stock.  Upon the filing of the Form 15, the Company’s obligations to file certain reports with the SEC, including Forms 10-K, 10-Q and 8-K and proxy statements, will immediately be suspended.

About Mercantile Bancorp, Inc.:
Mercantile Bancorp, Inc., headquartered in Quincy, Illinois, is a regionally owned and operated bank holding company formed in 1983 to bring together the resources of proven community banks in order to provide its markets the very best financial products, services, and technologies combined with superior community bank service.  The company’s affiliate banks collectively offer a full line of FDIC-insured deposit services including checking accounts, savings accounts, money market accounts, certificates of deposit, and individual retirement accounts, as well as a complete line of lending services:  consumer loans, credit cards, mortgage loans, home equity lines of credit, and commercial and agricultural loans and lines of credit.  Additional services include asset management services:  trusts, estate planning, investment services and farm management.

Forward-Looking Statements
This press release may contain “forward-looking statements” which reflect the Company’s current views with respect to future events and financial performance.  These forward-looking statements include, but are not limited to, statements preceded by, followed by or that include the words “believes,” “could,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “projects,” “seeks,” “exploring,” or similar expressions.  Such statements are subject to certain risks and uncertainties which could cause actual results to differ materially from results presently anticipated or projected.  The Private Securities Litigation Reform Act of 1995 (“the Act”) provides a safe harbor for forward-looking statements that are identified as such and are accompanied by the identification of important factors that could cause actual results to differ materially from the forward-looking statements.  For these statements, the Company, together with its subsidiaries, claims the protection afforded by the safe harbor in the Act.  Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments.  Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made.  Those statements are based on general assumptions and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements.  These risks, uncertainties and other factors that may cause actual results to differ from expectations, are set forth in our Annual Report on Form 10-K for the year ended December 31, 2010, and our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2011, June 30, 2011, and September 30, 2011 as on file with the Securities and Exchange Commission, and include, among other factors, the following:  general business and economic conditions on both a regional and national level; fluctuations in real estate values; the level and volatility of the capital markets, interest rates, and other market indices; changes in consumer and investor confidence in, and the related impact on, financial markets and institutions; estimates of fair value of certain Company assets and liabilities; federal and state legislative and regulatory actions; various monetary and fiscal policies and governmental regulations; changes in accounting standards, rules and interpretations and their impact on the Company’s financial statements; denial of the applications to voluntarily delist from the NYSE Amex; denial of Form 25 and Form 15 to deregister under the Exchange Act; and the actual amount of cost-saving benefits from becoming a non-reporting company.  The words “believe,” “expect,” “anticipate,” “project,” and similar expressions often signify forward-looking statements.  You should not place undue reliance on any forward-looking statements.  Any forward-looking statements in this release speak only as of the date of the release, and we do not assume any obligation to update the forward-looking statements or to update the reasons why actual results could differ from those contained in the forward-looking statements.